AMENDED AND RESTATED

IRREVOCABLE TRANSFER AGENT INSTRUCTIONS

March 16, 2007

Continental Stock Transfer & Trust Company
17 Battery Place, South 8th Floor New York, NY 10004

RE: COMPLIANCE SYSTEMS CORPORATION (f/k/a GSA PUBLISHING, INC.)

Ladies and Gentlemen:

The parties hereto entered into Irrevocable Transfer Agent Instructions on November 30, 2005 (the “November Agreement”) and amended the Irrevocable Transfer Agent Instructions on March 8, 2006 (the “March 2006 Agreement”). This Amended and Restated Irrevocable Transfer Agent Instructions (the “March 2007 Agreement”) shall amend and replace the November Agreement and March 2006 Agreement. Reference is made to that certain Securities Purchase Agreement (the “November Securities Purchase Agreement”) dated November 30, 2005 by and between Compliance Systems Corporation (f/k/a GSA Publishing, Inc.), a Nevada corporation (the “Company”), and the Buyers set forth on Schedule I attached thereto (collectively the “Buyers”) and those certain Pledge and Escrow Agreements (collectively, the “November Pledge Agreements”) between each of (i) the Company, (ii) Dean Garfinkel, and (iii) Barry Brookstein, and the Buyers and David Gonzalez, as escrow agent (the “Escrow Agent”). Pursuant to the November Securities Purchase Agreement, the Company has sold to the Buyers, and the Buyers have purchased from the Company, a convertible debenture (the “November Debenture”) in the aggregate principal amount of Six Hundred Thousand Dollars ($600,000), plus accrued interest. On March 8, 2006, the Company and the Buyers terminated the November Securities Purchase Agreement, November Pledge Agreements and November Debenture and entered into a Securities Purchase Agreement dated March 8, 2006 (the “March Securities Purchase Agreement”), certain Pledge and Escrow Agreements (collectively, the “March Pledge Agreements”) between each of the (i) Company, (ii) Dean Garfinkel, and (iii) Barry Brookstein and the Buyers and David Gonzalez as escrow Agent (the “Escrow Agent”). Pursuant to the March Securities Purchase Agreement the Company sold to the Buyers and the Buyers purchased from the Company a convertible debenture (the “March Debenture”) in the aggregate principal amount of One Million Dollars ($1,000,000) (of which Six Hundred Thousand Dollars {$600,000} was previously funded pursuant to the terminated November Debenture), which is convertible into shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), at the Buyers discretion. These instructions relate to the proposed stock issuances or transfers related to the March Debenture. The purpose of this March 2007 Agreement is to record the change in the Company’s Stock Transfer Agent effective October 16, 2006, to Continental Stock Transfer & Trust Company, 17 Battery Place South, 8th Floor, New York, NY 10004.

1.
The Company has agreed to issue to the Buyers shares of the Company’s Common Stock upon conversion of the March Debenture (“Conversion Shares”) plus the shares of Common Stock to be issued to the Buyers upon conversion of accrued interest and liquidated damages into Common Stock (the “Interest Shares”)

2.
The Company, Dean Garfinkel and Barry Brookstein have prepared a stock certificate (or the stock certificates, as necessary) representing shares (the “Escrowed Shares”) of the Common Stock that have been delivered to the Escrow Agent pursuant to the March Pledge Agreements.

This letter shall serve as our irrevocable authorization and direction to Continental Stock Transfer & Trust Company (provided that you are acting as Transfer Agent of the Company at such time) (the “Transfer Agent”) to do the following:

1.	Conversion Shares.

a.
Instructions Applicable to Transfer Agent. With respect to the Conversion Shares and the Interest Shares, the Transfer Agent shall issue the Conversion Shares and the Interest Shares to the Buyers from time to time upon delivery to the Transfer Agent of a properly completed and duly executed Conversion Notice (the “Conversion Notice”), in the form attached hereto as Exhibit I, delivered on behalf of the Company to the Transfer Agent by the Escrow Agent with a copy being provided to the Company. Upon receipt of a Conversion Notice, the Transfer Agent shall within three (3) Trading Days thereafter (i) issue and surrender to a common carrier for overnight delivery to the address as specified in the Conversion Notice, a certificate, registered in the name of the Buyers or their designees, for the number of shares of Common Stock to which the Buyers shall be entitled as set forth in the Conversion Notice or (ii) provided Transfer Agent are participating in The Depository Trust Company (“DTC”) Fast Automated Securities Transfer Program, upon the request of the Buyers, credit such aggregate number of shares of Common Stock to which the Buyers shall be entitled to the Buyers’ or their designees’ balance account with DTC through its Deposit Withdrawal At Custodian (“DWAC”) system provided the Buyers causes its bank or broker to initiate the DWAC transaction. For purposes hereof “Trading Day” shall mean any day on which the Nasdaq Market is open for customary trading.

b.
The Company hereby confirms to the Transfer Agent and the Buyers that certificates representing the Conversion Shares shall not bear any legend restricting transfer and should not be subject to any stop-transfer restrictions and shall otherwise be freely transferable on the books and records of the Company; provided that counsel to the Company delivers (i) the Notice of Effectiveness set forth in Exhibit II attached hereto and (ii) an opinion of counsel in the form set forth in Exhibit III attached hereto, and that if the Conversion Shares and the Interest Shares are not registered for sale under the Securities Act of 1933, as amended (the “Act”) and the Transfer Agent has received an opinion of counsel to the Company or an opinion of counsel as provided for in Section 2(b) herein that the issuances of the Conversion Shares and the Interest Shares are an exempt transaction under the Act, then the certificates for the Conversion Shares and Interest Shares shall bear the following legend:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL, IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT.”

c.
In the event that counsel to the Company fails or refuses to render an opinion as required to issue the Conversion Shares in accordance with the preceding paragraph (either with or without restrictive legends, as applicable), then the Company irrevocably and expressly authorizes counsel to the Buyers to render such opinion. The Transfer Agent shall accept and be entitled to rely on such opinion for the purposes of issuing the Conversion Shares.

d.
Instructions Applicable to Escrow Agent. Upon the Escrow Agent’s receipt of a properly completed conversion notice substantially in the form attached as an exhibit to the March Debenture, the Escrow Agent shall, within one (1) Trading Day thereafter, send to the Transfer Agent and to the Company a Conversion Notice in the form attached hereto as Exhibit I, which shall constitute an irrevocable instruction to the Transfer Agent to process such Conversion Notice in accordance with the terms of these instructions.

2.	Escrowed Shares.

a.
With respect to the Escrowed Shares, upon an event of default as set forth in the Pledge Agreements, the Escrow Agent shall send written notice to the Transfer Agent and to the Company (“Escrow Notice”) to transfer such number of Escrow Shares as set forth in the Escrow Notice to the Buyers. Upon receipt of an Escrow Notice, the certificate or certificates representing the Escrowed Shares with appropriately guaranteed stock power or powers, the Transfer Agent shall promptly transfer such number of Escrow Shares to the Buyers as shall be set forth in the Escrow Notice delivered to the Transfer Agent by the Escrow Agent. Further, the Transfer Agent shall promptly transfer such shares from the Buyers to any subsequent transferee promptly upon receipt of written notice from the Buyers or their counsel. If the Escrow Shares are not registered for sale under the Securities Act of 1933, as amended, and the Transfer Agent has received an opinion of counsel to the Company or an opinion of counsel as provided for in Section 2(b) below that the transfer of the Escrowed Shares is an exempt transaction under the Act, then the certificates for the Escrow Shares shall bear the legend set forth in Section 1b.

b.
In the event that counsel to the Company fails or refuses to render an opinion as may be required by the Transfer Agent to affect a transfer of the Escrowed Shares (either with or without restrictive legends, as applicable), then the Company irrevocably and expressly authorizes counsel to the Buyers to render such opinion. The Transfer Agent shall accept and be entitles to rely on such opinion for the purpose of transferring the Escrow Shares.

3.	All Shares.

a.
The Transfer Agent shall reserve for issuance to the Buyers the Conversion Shares. All such shares shall remain in reserve with the Transfer Agent until the Buyers provides the Transfer Agent instructions that the shares or any part of them shall be taken out of reserve and shall no longer be subject to the terms of these instructions.

b.
The Transfer Agent shall rely exclusively on the Conversion Notice or the Escrow Notice and shall have no liability for relying on such instructions. Any Conversion Notice or Escrow Notice delivered hereunder shall constitute an irrevocable instruction to the Transfer Agent to process such notice or notices in accordance with the terms thereof. Such notice or notices may be transmitted to the Transfer Agent by facsimile or any commercially reasonable method.

c.
The Company hereby confirms to the Transfer Agent and the Buyers that no instructions other than as contemplated herein will be given to Transfer Agent by the Company with respect to the matters referenced herein. The Company hereby authorizes the Transfer Agent, and the Transfer Agent shall be obligated, to disregard any contrary instructions received by or on behalf of the Company.

Certain Notice Regarding the Escrow Agent. The Company and the Transfer Agent hereby acknowledge that the Escrow Agent is general counsel to the Buyers, a partner of the general partner of the Buyers and counsel to the Buyers in connection with the transactions contemplated and referred herein. The Company and the Transfer Agent agree that in the event of any dispute arising in connection with this Agreement or otherwise in connection with any transaction or agreement contemplated and referred herein, the Escrow Agent shall be permitted to continue to represent the Buyers and neither the Company nor the Transfer Agent will seek to disqualify such counsel.

The Company hereby agrees that it shall not replace the Transfer Agent as the Company’s transfer agent without the prior written consent of the Buyers.

The Company agrees that in the event that the Transfer Agent resigns as the Company’s transfer agent, the Company shall engage a suitable replacement Transfer Agent that will agree to serve as transfer agent and to be bound by the terms and conditions of these Irrevocable Transfer Agent Instructions.

The Company hereby confirms and the Transfer Agent acknowledges that while any portion of the Debenture remains unpaid and unconverted the Company and the Transfer Agent shall not, without the prior consent of the Buyers, (i) issue any Common Stock or Preferred Stock without consideration or for a consideration per share less than the closing bid price determined immediately prior to its issuance, (ii) issue any Preferred Stock, warrant, option, right, contract, call, or other security or instrument granting the holder thereof the right to acquire Common Stock without consideration or for a consideration per share less than the closing bid price of the Common Stock determined immediately prior to its issuance, (iii) issue any S-8 shares of the Company’s Common Stock.

 The Company hereby acknowledges and confirms that complying with the terms of this Agreement does not and shall not prohibit the Transfer Agent from satisfying any and all responsibilities and duties it may owe to the Company.

The Company acknowledges that the Buyers is relying on the representations and covenants made by the Company hereunder and are a material inducement to the Buyers purchasing convertible debentures under the Securities Purchase Agreement. The Company further acknowledges that without such representations and covenants of the Company and the Transfer Agent made hereunder, the Buyers would not purchase the March Debenture.

Each party hereto specifically acknowledges and agrees that in the event of a breach or threatened breach by a party hereto of any provision hereof, the Buyers will be irreparably damaged and that damages at law would be an inadequate remedy if these Irrevocable Transfer Agent Instructions were not specifically enforced. Therefore, in the event of a breach or threatened breach by a party hereto, including, without limitation, the attempted termination of the agency relationship created by this instrument, the Buyers shall be entitled, in addition to all other rights or remedies, to an injunction restraining such breach, without being required to show any actual damage or to post any bond or other security, and/or to a decree for specific performance of the provisions of these Irrevocable Transfer Agent Instructions.

[SIGNATURE PAGE FOLLOWS: REMAINDER OF PAGE INTENTIONALLY BLANK]

IN WITNESS WHEREOF, the parties have caused this letter agreement regarding Irrevocable Transfer Agent Instructions to be duly executed and delivered as of the date first written above.

COMPANY:

COMPLIANCE SYSTEMS CORPORATION (f/k/a GSA Publishing, Inc.)

By: /s/ Dean Garfinkel
Name: Dean Garfinkel
Title: Chairman

/s/ David Gonzalez, Esq.
David Gonzalez, Esq.

ACKNOWLEDGED, AGREED TO AND ACCEPTED:

CONTINENTAL STOCK TRANSFER & TRUST COMPANY
By: /s/ Authorize Person
Name: /s/ Authorize Person
Title: Officer

SCHEDULE I

SCHEDULE OF BUYERS

Name	Signature	Address/Facsimile Number of Buyers

Montgomery Equity Partners, Ltd.	By: Yorkville Advisors, LLC	101 Hudson Street - Suite 3700
	Its: General Partner	Jersey City, NJ 07303
Facsimile: (201) 985-8266

By: ___________________________
Name: Mark Angelo
Its: Portfolio Manager

SCHEDULE I- 1

EXHIBIT I

TO IRREVOCABLE TRANSFER AGENT INSTRUCTIONS

FORM OF CONVERSION NOTICE

Reference is made to the Securities Purchase Agreement (the “Securities Purchase Agreement”) between Compliance Systems Corporation (f/k/a GSA Publishing, Inc.), (the “Company”), and the Buyers set forth on Schedule I attached thereto dated March 8, 2006. In accordance with and pursuant to the Securities Purchase Agreement, the undersigned hereby elects to convert convertible March Debenture into shares of common stock, par value $0.001 per share (the “Common Stock”), of the Company for the amount indicated below as of the date specified below.

Conversion Date:	____________________________________

Amount to be converted:	$____________________________________

Conversion Price:	$ ____________________________________

Shares of Common Stock Issuable:	____________________________________

Amount of Debenture unconverted:	$ ____________________________________

Amount of Interest Converted:	$ ____________________________________

Conversion Price of Interest:	$ ____________________________________

Shares of Common Stock Issuable:	____________________________________

Amount of Liquidated Damages:	$ ____________________________________

Conversion Price of Liquidated Damages:	$ ____________________________________

Shares of Common Stock Issuable:	____________________________________

Total Number of shares of Common Stock to be issued:	____________________________________

EXHIBIT I-1

Please issue the shares of Common Stock in the following name and to the following address:

Issue to:	____________________________________

Authorized Signature:	____________________________________

Name:	____________________________________

Title:	____________________________________

Phone #:	____________________________________

Broker DTC Participant Code:	____________________________________

Account Number*:	____________________________________

* Note that receiving broker must initiate transaction on DWAC System.

EXHIBIT I-2

EXHIBIT II

TO IRREVOCABLE TRANSFER AGENT INSTRUCTIONS

FORM OF NOTICE OF EFFECTIVENESS

OF REGISTRATION STATEMENT

_________, 2007

_______________
_______________
_______________

Attention: _______________________________

RE: COMPLIANCE SYSTEMS CORPORATION (f/k/a GSA Publishing, Inc.)

Ladies and Gentlemen:

We are counsel to Compliance Systems Corporation (f/k/a GSA Publishing, Inc.), (the “Company”), and have represented the Company in connection with that certain Securities Purchase Agreement, dated as of March 8, 2006 (the “Securities Purchase Agreement”), entered into by and among the Company and the Buyers set forth on Schedule I attached thereto (collectively the “Buyers”) pursuant to which the Company has agreed to sell to the Buyers up to One Million Dollars ($1,000,000) of secured convertible debentures, which shall be convertible into shares (the “Conversion Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”), in accordance with the terms of the Securities Purchase Agreement. Pursuant to the Securities Purchase Agreement, the Company also has entered into a Registration Rights Agreement, dated as of March 8, 2006, with the Buyers (the “Investor Registration Rights Agreement”) pursuant to which the Company agreed, among other things, to register the Conversion Shares under the Securities Act of 1933, as amended (the “1933 Act”). In connection with the Company’s obligations under the Securities Purchase Agreement and the Registration Rights Agreement, on _______, 2007, the Company filed a Registration Statement (File No. ___-_________) (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”) relating to the sale of the Conversion Shares.

In connection with the foregoing, we advise the Transfer Agent that a member of the SEC’s staff has advised us by telephone that the SEC has entered an order declaring the Registration Statement effective under the 1933 Act at ____ P.M. on __________, 2007 and we have no knowledge, after telephonic inquiry of a member of the SEC’s staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC and the Conversion Shares are available for sale under the 1933 Act pursuant to the Registration Statement.

EXHIBIT II-1

The Buyers has confirmed it shall comply with all securities laws and regulations applicable to it including applicable prospectus delivery requirements upon sale of the Conversion Shares.

Very truly yours,

By: ____________________________________

EXHIBIT II-2

EXHIBIT III

TO IRREVOCABLE TRANSFER AGENT INSTRUCTIONS

FORM OF OPINION

________________ 2007

VIA FACSIMILE AND REGULAR MAIL

_______________
_______________
_______________

Attention: _______________

RE: COMPLIANCE SYSTEMS CORPORATION (f/k/a GSA Publishing, Inc.)

Ladies and Gentlemen:

We have acted as special counsel to Compliance Systems Corporation (f/k/a GSA Publishing, Inc.) (the “Company”), in connection with the registration of ___________shares (the “Shares”) of its common stock with the Securities and Exchange Commission (the “SEC”). We have not acted as your counsel. This opinion is given at the request and with the consent of the Company.

In rendering this opinion we have relied on the accuracy of the Company’s Registration Statement on Form SB-2, as amended (the “Registration Statement”), filed by the Company with the SEC on _________ ___, 2007. The Company filed the Registration Statement on behalf of certain selling stockholders (the “Selling Stockholders”). This opinion relates solely to the Selling Shareholders listed on Exhibit “A” hereto and number of Shares set forth opposite such Selling Stockholders’ names. The SEC declared the Registration Statement effective on __________ ___, 2007.

We understand that the Selling Stockholders acquired the Shares in a private offering exempt from registration under the Securities Act of 1933, as amended. Information regarding the Shares to be sold by the Selling Shareholders is contained under the heading “Selling Stockholders” in the Registration Statement, which information is incorporated herein by reference. This opinion does not relate to the issuance of the Shares to the Selling Stockholders. The opinions set forth herein relate solely to the sale or transfer by the Selling Stockholders pursuant to the Registration Statement under the Federal laws of the United States of America. We do not express any opinion concerning any law of any state or other jurisdiction.

In rendering this opinion we have relied upon the accuracy of the foregoing statements.

EXHIBIT III-1

Based on the foregoing, it is our opinion that the Shares have been registered with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and that ________ may remove the restrictive legends contained on the Shares. This opinion relates solely to the number of Shares set forth opposite the Selling Stockholders listed on Exhibit “A” hereto.

This opinion is furnished to Transfer Agent specifically in connection with the issuance of the Shares, and solely for your information and benefit. This letter may not be relied upon by Transfer Agent in any other connection, and it may not be relied upon by any other person or entity for any purpose without our prior written consent. This opinion may not be assigned, quoted or used without our prior written consent. The opinions set forth herein are rendered as of the date hereof and we will not supplement this opinion with respect to changes in the law or factual matters subsequent to the date hereof.

Very truly yours,

EXHIBIT III-2

EXHIBIT A

(LIST OF SELLING STOCKHOLDERS)

Name:	No. of Shares:

EXHIBIT A-1